EXHIBIT 23.1
                                                                    ------------

              CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT AUDITORS
              -----------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 1997, appearing on page F-2 of Beringer Wine Estates Holdings, Inc.'s prospectus dated October 28, 1997 filed pursuant to Rule 424(b) under the Securities Act of 1933.




/s/  PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


San Francisco, California
March 9, 1998